BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
(the “Fund”)

Supplement dated February 26, 2010 to the
Prospectus and Statement of Additional Information, each dated January 28, 2010

Effective March 1, 2010, the Fund will change the benchmark against which it measures its performance from the BofA Merrill Lynch 1-3 Year Treasury Index to the BofA Merrill Lynch 1-3 Year US Corporate & Government Index. The Fund’s Manager believes the BofA Merrill Lynch 1-3 Year US Corporate & Government Index more accurately reflects the investment strategy of the Fund. The BofA Merrill Lynch 1-3 Year US Corporate & Government Index is an unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with a maturity ranging from one to three years. For the one, five, and ten year periods ended December 31, 2009, the average annual total returns for the BofA Merrill Lynch 1-3 Year US Corporate & Government Index were 3.83%, 4.26% and 4.79%, respectively.

In conjunction with this benchmark change, the Fund will also change its investment strategy of maintaining an average portfolio duration that is within ±20% of the duration of the benchmark. Effective March 1, 2010, the Fund will maintain an average portfolio duration that is within ±1 year of the duration of the benchmark.

Shareholders should retain this Supplement for future reference.